Prudential U.S. Emerging Growth Fund, Inc.
For the fiscal period ended October 31, 2000.
File number : 811-07811

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

Ia.

1.   Name of Issuer
     Proxicom Inc.

2.   Date of Purchase
       10/8/1999

3.   Number of Securities Purchased
       5,000

4.   Dollar Amount of Purchase
       $261,875

5.   Price Per Unit
       $52.38

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Thomas Weisel Partner LLC

7.     Other   members  of  the  Underwriting
Syndicate:

            Thomas Weisel Partners LLC
     First Union Capital Markets Corp.
     Friedman Billings Ramsey
     Prudential Securities Incorporated
     E*OFFERING









Ib.

1.   Name of Issuer
     Quicklogic Corp.

2.   Date of Purchase
       10/15/1999

3.   Number of Securities Purchased
       3,700

4.   Dollar Amount of Purchase
       $37,000

5.   Price Per Unit
       $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Soundview  Financial  Group/Robertson
Stephens

7.   Other members of the Underwriting Syndicate

          Underwriter

     BancBoston Robertson Stephens
     Bear, Stearns & Co. Inc.
     SoundView Technology Group, Inc.

          International Underwriter

         BancBoston    Robertson     Stephens
International Limited
     Bear, Stearns International Limited
     SoundView Technology Group, Inc.












Ic.

1.   Name of Issuer
     World Wrestling Federation Entertainment

2.   Date of Purchase
       10/18/1999

3.   Number of Securities Purchased
       16,000

4.   Dollar Amount of Purchase
       $272,000

5.   Price Per Unit
       $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear, Stearns & Co., Inc.

7.   Other members of the Underwriting Syndicate

     Bear, Stearns & Co., Inc.
     Credit Suisse First Boston Corporation
      Merrill Lynch, Pierce, Fenner  &  Smith
Incorporated
     W Capital Corporation

     Allen & Company Incorporated
     Banc of America Securities LLC
     Deutsche Bank Securities Inc.
      Donaldson, Lufkin & Jenrette Securities
Corporation
     A.G. Edwards & Sons, Inc.
     Hambrechs & Quist LLC
     ING Barings LLC
     Prudential Securities Incorporated
     SG Cowen Securities Corporation
     Wasscrstein Pcrella Securities, Inc.

     Advest, Inc.
     Axiom Partners Inc.
     Blackford Securities Corp.
     J.C. Bradford & Co.
     Joseph Charles & Associates, Inc.
     Chalsworth Securities LLC
     Gabelli & Company, Inc.
     Gainca, Berland Inc.
     Jefferies & Company
     Josephhal & Co. Inc.
     Neuberger & Berman
     Raymond James & Associates, Inc.
     Sanders Morris Mundy
     Tucker Anthony Incorporated
     Wechovia Securities, Inc.




































Id.

1.   Name of Issuer
     Radio Unica Communications

2.   Date of Purchase
       10/18/1999

3.   Number of Securities Purchased
       2,400

4.   Dollar Amount of Purchase
       $38,400

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Salomon Smith  Barney

7.   Other members of the Underwriting Syndicate

     Salomon Smith Barney
     Bear, Stearns & Co. Inc.
     CIBC World Markets
     Donaldson, Lufkin & Jenrette Securities

















Ie.

1.   Name of Issuer
     MCK communications

2.   Date of Purchase
       10/22/1999

3.   Number of Securities Purchased
       1,400

4.   Dollar Amount of Purchase
       $22,400

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Robertson Stephens & Co. LLC

7.   Other members of the Underwriting Syndicate

     Robertson Stephens
     Dain Rauscher Wessels
     Hambrecht & Quist LLC

     Band of America Securities LLC
     Bear, Stearns & Co. Inc.
     CIBC Oppenheimer Corp.
     Deutsche Bank Securities Inc.
      Donaldson, Lufkin & Jenrette Securities
Corporation
     Goldman, Sachs & Co.
     Lehman Brothers
      Merrill Lynch, Pierce, Fenner  &  Smith
Incorporated
     Morgan Stanley & Co. Incorporated
     J.P. Morgan Securities Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     SG Cowen Securities Corporation

     E*trade Securities, Inc.
     Suretrade

If.

1.   Name of Issuer
     Emmis Communications Corporation

2.   Date of Purchase
       10/26/1999

3.   Number of Securities Purchased
       10,900

4.   Dollar Amount of Purchase
       $681,250

5.   Price Per Unit
       $62.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Donaldson, Lufkin & Jenrette

7.   Other members of the Underwriting Syndicate

     Emmis Communications Corporation
     Donaldson, Lufkin & Jenrette
     Goldman, Sachs & Co.
     Credit Suisse First Boston Corp.
     Deutche Bank Securities Inc.
     Morgan Stanley & Co. Incorporated
     Bank of America Securities LLC
     First Union Securities, Inc.
     BancBoston Roberston Stephens Inc.
     AG Edwards & Sons Inc.
     PainsWebber Incorporated
     Schroder & Co. Inc.

     Kercheville & Company Inc.
     Coburn & Meredith Inc.
     FIA Capital Group, Inc.
     Finbro Management S.A.
     Linsco/Private Ledger Financial Services
     National commercial Bank
     Noyes Partners Inc.
     Royce Investment Group, Inc.
     Santander Securities
     S.V. International
     Wiley Bros.Aintree Capital LLC
     CIBC World Markets
     Credit Lyonnals Securities (USA) Inc.
     Lehman Brothers Inc.
     J.P. Morgan Securities Inc.
     Prudential Securities Incorporated
     SG Cowen Securities Corporation
     Barrington Research Associates, Inc.




































Ih.

1.   Name of Issuer
     Spanish Broadcasting System, Inc.

2.   Date of Purchase
       10/28/1999

3.   Number of Securities Purchased
       51,100

4.   Dollar Amount of Purchase
       $1,022,000

5.   Price Per Unit
       $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Lehman Brothers

7.   Other members of the Underwriting Syndicate

     Lehman Brothers
     Merrill Lynch & Co.
     CIBC World Markets Corp.

     Bear Stearns & Co. Inc.
     BancBoston Roberston Stephens, Inc.
     Deutsche Banc Alex Brown
     Lazard Frores & Co. LLC
     Morgan Stanley Dean Witter
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     Wasserstein Perella Securities Inc.

     First Union Capital Markets Corp.
     Gabelli & Company, Inc.
     Raymond James & Associates Inc.
     Neuherger & Berman
     Sutro & Company Inc.

     Chapman Company
     Chatsworth Securities LLC
     Guzman & Company
     Pryor, McClendon, Counts & Co. Inc.
     Ramirez & Co., Inc.











































Ii.

1.   Name of Issuer
     CVC Inc.

2.   Date of Purchase
       11/11/1999

3.   Number of Securities Purchased
       43,300

4.   Dollar Amount of Purchase
       $433,000

5.   Price Per Unit
       $10.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Lehman Brothers

7.     Other   members  of  the  Underwriting
Syndicate

     Lehman Brothers
     Prudential Securities
     SG Cowen
     Warburg Dillon Read LLC


















Ij.

1.   Name of Issuer
     Somera Communications Inc.

2.   Date of Purchase
       11/11/1999

3.   Number of Securities Purchased
       6,400

4.   Dollar Amount of Purchase
       $76,800

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Lehman Brothers

7.   Other members of the Underwriting Syndicate

     Lehman Brothers Inc.
     Dain Rauscher Wessels
     Thomas Weisel Paertners LLC



















Ik.

1.   Name of Issuer
     Sage Inc.

2.   Date of Purchase
       11/11/1999

3.   Number of Securities Purchased
       1,200

4.   Dollar Amount of Purchase
       $12,000

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Robertson Stephens

7.   Other members of the Underwriting Syndicate

     Robertson Stephens
     Prudential Securities
     Needham & Company, Inc.



















IL.

1.   Name of Issuer
     Metron Technology

2.   Date of Purchase
       11/18/1999

3.   Number of Securities Purchased
       5,000

4.   Dollar Amount of Purchase
       $65,000

5.   Price Per Unit
       $13.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Banc of America Securities LLC

7.   Other members of the Underwriting Syndicate

     Lehman Brothers
     Banc of America Securities LLC
     SG Cowen
     U.S. Bancorp Piper Jaffray

     Fidelity Capital Markets
     Allen & Company Incorporated
     BancBoston Robertson Stephens, Inc.
      Donaldson, Lufkin & Jenrette Securities
Corporation
     Flambrecht & Quist LLC
     Merrill Lynch & Co.

     First Analysis Securities Corporation
     Pacific Crest Securities
     Volpe Brown Whelan & Company, LLC







Im.

1.   Name of Issuer
     Exactis.com, Inc.

2.   Date of Purchase
       11/19/1999

3.   Number of Securities Purchased
       2,500

4.   Dollar Amount of Purchase
       $35,000

5.   Price Per Unit
       $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Thomas Weisel Partners LLC

7.   Other members of the Underwriting Syndicate

     Thomas Weisel Partners LLC

     Dain Rauscher Wessels

     Wit Capital

     Major Syndicate Bracket
        Bear Stearns
        Donaldson, Lufkin Jenrette
        First Union
        Hambrecht & Quist
        ING Furman Selz
        Prudential Securities
        Unterberg Towbin

     Minor Syndicate Bracket
        Gruntal
        Janco Partners
        Legg Mason
        Parker Hunter
        Van Kasper
        Wedbush Morgan
        Petrie Parkman












































In.

1.   Name of Issuer
     LifeMinders.com

2.   Date of Purchase
       11/19/1999

3.   Number of Securities Purchased
       3,900

4.   Dollar Amount of Purchase
       $54,600

5.   Price Per Unit
       $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Hambrecht & Quist

7.   Other members of the Underwriting Syndicate

     Hambrecht & Quist
     Thomas Weisel Partners LLC
     PaineWebber Incorporated
     Wit Capital Corporation


















Io.

1.   Name of Issuer
     TeleCorp PCS, Inc.

2.   Date of Purchase
       11/22/1999

3.   Number of Securities Purchased
       3,200

4.   Dollar Amount of Purchase
       $64,000

5.   Price Per Unit
       $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Salomon Smith Barney

7.   Other members of the Underwriting Syndicate

     Salomon Smith Barney
     Lehman Brothers
     Deutsche Banc Alex. Brown
     Merrill Lynch & Co.


















Ip.

1.   Name of Issuer
     Classic Communications

2.   Date of Purchase
       12/7/1999

3.   Number of Securities Purchased
       25,600

4.   Dollar Amount of Purchase
       $640,000

5.   Price Per Unit
       $25.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Goldman Sachs & Co.

7.   Other members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Merill Lynch, Pierce, Fenner & Smith
      Donaldson, Lufkin & Jenrette Securities
Corporation



















Iq.

1.   Name of Issuer
     Preview Systems

2.   Date of Purchase
       12/8/1999

3.   Number of Securities Purchased
       1,400

4.   Dollar Amount of Purchase
       $29,400

5.   Price Per Unit
       $21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Robertson Stephens

7.   Other members of the Underwriting Syndicate

     BancBoston Robertson Stephens Inc.
     Dain Rauscher Wessels
     SoundView Technology Group Inc.
     E*OFFERING Corp.


















Ir.

1.   Name of Issuer
     Agency.com

2.   Date of Purchase
       12/8/1999

3.   Number of Securities Purchased
       1,600

4.   Dollar Amount of Purchase
       $41,600

5.   Price Per Unit
       $26.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Goldman Sachs & Co.

7.   Other members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Salomon Smith Barney Inc.
     Hambrecht & Quist LLC



















Is.

1.   Name of Issuer
     NextCard

2.   Date of Purchase
       12/9/1999

3.   Number of Securities Purchased
       16,499

4.   Dollar Amount of Purchase
       $592,969

5.   Price Per Unit
       $35.94

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Donaldson Lufkin & Jenrette

7.   Other members of the Underwriting Syndicate

      Donaldson, Lufkin & Jenrette Securities
Corporation
     Goldman, Sachs & Co.
     Thomas Weisel Partners LLC
     Prudential Securities
     U.S. Bancorp Piper Jaffray
     DLJdirect Inc.
















It.

1.   Name of Issuer
     eCollege.com

2.   Date of Purchase
       12/14/1999

3.   Number of Securities Purchased
       1,400

4.   Dollar Amount of Purchase
       $15,400

5.   Price Per Unit
       $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Banc of America Securities LLC

7.   Other members of the Underwriting Syndicate

     Banc of America Securities LLC
     William Blair & Company
     Volpe Brown Whelan & Company



















Iu.

1.   Name of Issuer
     GRIC Communications, Inc.

2.   Date of Purchase
       12/15/1999

3.   Number of Securities Purchased
       24,500

4.   Dollar Amount of Purchase
       $343,000

5.   Price Per Unit
       $14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        CIBC World Markets

7.   Other members of the Underwriting Syndicate

     CIBC World Markets Corp.
     U.S. Bancorp Piper Jaffray Inc.
     Volpe Brown Whelan & Company, LLC



















Iv.

1.   Name of Issuer
     Infonet

2.   Date of Purchase
       12/15/1999

3.   Number of Securities Purchased
       10,200

4.   Dollar Amount of Purchase
       $214,200

5.   Price Per Unit
       $21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Merrill Lynch, SG Warburg, ABN Amro

7.   Other members of the Underwriting Syndicate

     Merrill Lynch, Pierce, Fenner & Smith
     Warburg Dillon Read LLC
     ABN AMRO Incorporated
     Goldman, Sachs & Co.
     Lehman Brothers Inc.
     Salomon Smith Barney Inc.
















Iw.

1.   Name of Issuer
     Maxy gen

2.   Date of Purchase
       12/15/1999

3.   Number of Securities Purchased
       2,600

4.   Dollar Amount of Purchase
       $41,600

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
        Goldman, Sachs & Co.

Other members of the Underwriting Syndicate

     Goldman, Sachs & Co.
     Robertson Stephens
     Invemed Associates

     Hambrecht & Quist LLC
     EDWARD D. JONES & CO., LP
     Merrill Lynch, Pierce, Fenner & Smith
     Salomon Smith Barney Inc.
     Warburg Dillon Read LLC

     Dain Rauscher Incorporated
     First Security Van Kasper
     Pacific Growth Equities, Inc.
     Punk, Ziegel & Company, L.P.
     Vector Securities International, Inc.
     Wit Capital Corporation




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